                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: July 28, 2003
                (Date of earliest event reported) July 14, 2003


                       DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                   000-29225              73-1513309
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


                               14201 Wireless Way
            Oklahoma City, Oklahoma                  73134
   (Address of principal executive offices)        (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On July 14, 2003, Dobson Communications Corporation ("Dobson") and American Cellular Corporation ("American Cellular") announced a proposed restructuring of American Cellular's debt and capital structure. As part of the restructuring, Dobson provided unaudited financial information for the years ended December 31, 2000, 2001 and 2002 (the "Financial Statements"). Although originally audited, the Financial Statements were reclassified to reflect the classification of certain operations of Dobson as "discontinued operations" as a result of the exchange by Dobson of its two remaining wireless properties in California for two AT&T Wireless properties in Alaska. KPMG LLP completed its audit of the reclassified Financial Statements on July 18, 2003. The audited reclassified Financial Statements are attached hereto as Exhibit 99.1 and the related selected financial data complying with Item 301 of Regulation S-K is attached hereto as Exhibit 99.2. The selected financial data for the years ended 1998 and 1999 set forth in Exhibit 99.2 are also reclassified to reflect Dobson's discontinued operations, but the related financial statements for those years were not reaudited by KPMG LLP. There were no material changes made to Dobson's reclassified Financial Statements as a result of KPMG's audit. Dobson's "Management's Discussion and Analysis of Financial Condition and Results of Operations" is attached hereto as Exhibit 99.3.

            On July 14, 2003, Dobson issued a press release announcing that Dobson and American Cellular had executed long-term GSM/GPRS roaming and operating agreements with AT&T Wireless. American Cellular and AT&T Wireless also amended their long-term TDMA roaming agreement. A copy of this press release is attached hereto as Exhibit 99.4. Further details regarding Dobson's and American Cellular's GSM/GPRS and TDMA roaming and operating agreements with AT&T Wireless were set forth in Exhibit 99.3 to the Form 8-K filed by Dobson on July 14, 2003. Copies of the roaming and operating agreements are attached hereto as Exhibits 10.9.2 and 10.28-10.32.

            On July 17, 2003, Dobson issued a press release announcing Dobson's and American Cellulars' second quarter customer additions. A copy of this press release is attached hereto as Exhibit 99.5.

            On July 18, 2003, American Cellular issued a press release announcing that it planned to effect a private offering of $900 million in senior notes. A copy of this press release is attached hereto as Exhibit 99.6.

            On July 18, 2003, Dobson and American Cellular announced that Dobson and American Cellular each planned to accelerate its GSM/GPRS overlay of its networks, as well as disclosed certain American Cellular balance sheet data as of June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

Exhibit
  No.       Description
-------     -----------
*10.9.2     Fourth Addendum to Operating between AT&T Wireless Services, Inc.
            and its Affiliates and Dobson Cellular Systems, Inc. and its
            Affiliates dated July 11, 2003.

*10.28      Roaming Agreement for GSM/GPRS between AT&T Wireless Services, Inc.
            and Dobson Cellular Systems, Inc. dated July 11, 2003.

*10.29      GSM/GPRS Operating Agreement between AT&T Wireless Services, Inc.
            and Dobson Cellular Systems, Inc. dated July 11, 2003, as amended.

*10.30      Roaming Agreement for GSM/GPRS between AT&T Wireless Services, Inc.
            and American Cellular Corporation dated July 11, 2003.

*10.31      GSM/GPRS Operating Agreement between AT&T Wireless Services, Inc.
            and American Cellular Corporation dated July 11, 2003.

*10.32      Second Amended and Restated TDMA Operating Agreement between AT&T
            Wireless Services, Inc. on behalf of itself and its affiliates and ACC Acquisition LLC, on behalf of itself, American Cellular
            Corporation and their respective affiliates dated July 11, 2003

23.1        Independent Auditors' Consent

99.1 Audited financial statements of Dobson Communications Corporation as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002.

99.2        Selected Consolidated Financial and Other Data

99.3        Management's Discussion and Analysis of Financial Condition and
            Results of Operation for Dobson Communications Corporation

99.4        Press Release dated July 14, 2003.

99.5        Press release dated July 17, 2003.

99.6        Press Release dated July 18, 2003 (American Cellular Private
            Offering).

99.7 Press Release dated July 18, 2003 (Acceleration of GSM/GPRS overlay).

* Confidential portions of these documents have been omitted and filed separately with the Securities and Exchange Commission.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

Dobson's audited reclassified Financial Statements, Selected Consolidated Financial and Other Data and Management's Discussion and Analysis of Financial Condition and Results of Operation are attached hereto as exhibits 99.1, 99.2 and 99.3.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DOBSON COMMUNICATIONS CORPORATION



                                               By /s/ BRUCE R. KOOIHUIZEN
                                                  ------------------------------


July 28, 2003

                                 Exhibit Index
                                 -------------

Exhibit
  No.       Description
-------     -----------
*10.9.2     Fourth Addendum to Operating between AT&T Wireless Services, Inc.
            and its Affiliates and Dobson Cellular Systems, Inc. and its
            Affiliates dated July 11, 2003.

*10.28      Roaming Agreement for GSM/GPRS between AT&T Wireless Services, Inc.
            and Dobson Cellular Systems, Inc. dated July 11, 2003.

*10.29      GSM/GPRS Operating Agreement between AT&T Wireless Services, Inc.
            and Dobson Cellular Systems, Inc. dated July 11, 2003, as amended.

*10.30      Roaming Agreement for GSM/GPRS between AT&T Wireless Services, Inc.
            and American Cellular Corporation dated July 11, 2003.

*10.31      GSM/GPRS Operating Agreement between AT&T Wireless Services, Inc.
            and American Cellular Corporation dated July 11, 2003.

*10.32      Second Amended and Restated TDMA Operating Agreement between AT&T
            Wireless Services, Inc. on behalf of itself and its affiliates and ACC Acquisition LLC, on behalf of itself, American Cellular
            Corporation and their respective affiliates dated July 11, 2003

23.1        Independent Auditors' Consent

99.1 Audited financial statements of Dobson Communications Corporation as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002.

99.2        Selected Consolidated Financial and Other Data

99.3        Management's Discussion and Analysis of Financial Condition and
            Results of Operation for Dobson Communications Corporation

99.4        Press Release dated July 14, 2003.

99.5        Press release dated July 17, 2003.

99.6        Press Release dated July 18, 2003 (American Cellular Private
            Offering).

99.7 Press Release dated July 18, 2003 (Acceleration of GSM/GPRS overlay).

* Confidential portions of these documents have been omitted and filed separately with the Securities and Exchange Commission.